Rules 497(e) and 497(k)
Registration Nos. 333-167073 and 811-22417

Destra Investment Trust

Supplement Dated June 29, 2012

To the Summary Prospectus, Prospectus and
Statement of Additional Information for
Destra Next Dimension Fund
Dated February 1, 2012, as supplemented April 13, 2012

The Board of Trustees has approved the termination and liquidation of the Destra Next Dimension Fund (the “Fund”).  The Fund will cease the sale of shares on July 2, 2012 and will liquidate any remaining shareholder accounts on or before July 31, 2012 and send shareholders the proceeds of the liquidation shortly thereafter.

Please Keep This With Your Fund’s Prospectus
For Future Reference